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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 29, 2003



                           PEABODY ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                       1-16463                13-4004153
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
     of incorporation)                                      Identification No.)

                  701 Market Street
                 St. Louis, Missouri                            63101-1826
      (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (314) 342-3400
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ITEM 5.  OTHER EVENTS

         On July 29, 2003, Peabody Energy Corporation (the "Company") entered into an Underwriting Agreement between the Company, certain stockholders named therein (the "Selling Stockholders") and Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc. and A.G. Edwards & Sons, Inc. as the underwriters (the "Underwriters"), pursuant to which the Selling Stockholders will sell 5,400,000 shares of the Company's common stock pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-102516), as amended and supplemented by the prospectus supplement dated July 29, 2003. Certain of the Selling Stockholders also granted the Underwriters a 30-day option to purchase up to an additional 810,000 shares of its common stock. The Underwriting Agreement and the opinion of Simpson Thacher & Bartlett relating to the sale of the 5,400,000 shares of common stock are filed as Exhibits 1.1 and 5.1, respectively, to this Current Report on Form 8-K. The press release relating to the pricing of the 5,400,000 shares of common stock is filed as Exhibit 99.1 to this Current Report on Form 8-K.

         Some of the information included or incorporated by reference herein contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are intended to come within the safe harbor protection provided by those sections. These statements relate to future events or our future financial performance. These forward-looking statements are based on numerous assumptions that we believe are reasonable, but they are open to a wide range of uncertainties and business risks and actual results may differ materially from those discussed in these statements.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  1.1 Underwriting Agreement dated July 29, 2003 by and among Peabody Energy Corporation, the Selling Stockholders and the Underwriters.

                  5.1 Opinion of Simpson Thacher & Bartlett (incorporated by reference to Exhibit 5.1 of the Company's Form S-3 Registration No. 333-102516).

                  23.1     Consent of Simpson Thacher & Bartlett (included in
                           Exhibit 5.1).

                  99.1 Press Release of Peabody Energy Corporation dated July 30, 2003.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   August 4, 2003

                                 PEABODY ENERGY CORPORATION


                                 By: /s/ Jeffery L. Klinger
                                    --------------------------------------------
                                    Name: Jeffery L. Klinger
                                    Title:  Vice President - Legal Services
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                                INDEX TO EXHIBITS

EXHIBIT
 NUMBER                            DESCRIPTION

1.1 Underwriting Agreement dated July 29, 2003 by and among Peabody Energy Corporation, the Selling Stockholders and the Underwriters.

5.1      Opinion of Simpson Thacher & Bartlett (incorporated by reference to
         Exhibit 5.1 of the Company's Form S-3 Registration No. 333-102516).

23.1     Consent of Simpson Thacher & Bartlett (included in Exhibit 5.1).

99.1     Press Release of Peabody Energy Corporation dated July 30, 2003.